UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2019

WAITR HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

844 Ryan Street, Suite 300, Lake Charles, Louisiana		70601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (337) 534-6881

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	WTRH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth under Item 5.02 below is incorporated by reference herein. On October 14, 2019, Waitr Holdings Inc. notified the Nasdaq Stock Market (“Nasdaq”) that, as a result of the resignations of Susan Collyns and Scott Fletcher from its Board of Directors (the “Board”), the Company was no longer in compliance with the requirements of Nasdaq Listing Rule 5605 to have (i) a Board of Directors comprised of a majority of independent directors, (ii) an Audit Committee comprised of at least three members who satisfy certain criteria and (iii) a Compensation Committee comprised of at least two members who satisfy certain criteria.

The Company is committed to satisfying the Nasdaq Listing Rules relating to the composition of its Board, Audit Committee and Compensation Committee and is actively searching for qualified candidates to join its Board.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeff Yurecko

On October 9, 2019, Jeff Yurecko advised the Company that he will resign as Chief Financial Officer, effective November 1, 2019. Mr. Yurecko’s decision to resign was not related to a disagreement with the Company over any of its operations, policies or practices.

Susan Collyns

On October 10, 2019, Susan Collyns provided notice of her resignation as a director of the Board, effective October 11, 2019. Ms. Collyns’ decision to resign was not related to a disagreement with the Company over any of its operations, policies or practices.

Scott Fletcher

On October 11, 2019, Scott Fletcher provided notice to the Company of his resignation as a director of the Board, effective immediately. Mr. Fletcher’s decision to resign was not related to a disagreement with the Company over any of its operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WAITR HOLDINGS INC.

Date: October 16, 2019	By:	/s/ Damon Schramm
Name: Damon Schramm
Title: Chief Legal Officer

2